Legal proceedings	12 Months Ended
Dec. 31, 2024
Legal proceedings [Abstract]
Legal proceedings
41 Legal proceedings
ING Group and its consolidated subsidiaries are involved in governmental, regulatory, arbitration and legal proceedings and investigations in the Netherlands and in a number of foreign jurisdictions, including the U.S., involving claims by and against them which arise in the ordinary course of their businesses, including in connection with their activities as lenders, broker-dealers, underwriters, issuers of securities and investors and their position as employers and taxpayers. In certain of such proceedings, very large or indeterminate amounts are sought, including punitive and other damages. While it is not feasible to predict or determine the ultimate outcome of all pending or threatened governmental, regulatory, arbitration and legal proceedings and investigations, ING is of the opinion that the proceedings and investigations set out below may have or have in the recent past had a significant effect on the financial position, profitability or reputation of the ING and/or the ING and its consolidated subsidiaries.
Settlement agreement: On 4 September 2018, ING announced that it had entered into a settlement agreement with the Dutch Public Prosecution Service relating to previously disclosed investigations regarding various requirements for client on-boarding and the prevention of money laundering and corrupt practices. Following the entry into the settlement agreement, ING has experienced heightened scrutiny from authorities in various countries. ING is also aware, including as a result of media reports, that other parties may, among other things, seek to commence legal proceedings against ING in connection with the subject matter of the settlement. Certain parties filed requests with the Court of Appeal in The Netherlands to reconsider the prosecutor’s decision to enter into the settlement agreement with ING and not to prosecute ING or (former) ING employees. In December 2020, the Court of Appeal issued its final ruling. In this ruling the prosecutors' decision to enter into the settlement agreement with ING was upheld, making the settlement final. However, in a separate ruling, the Court ordered the prosecution of ING’s former CEO. In December 2024, the Dutch Public Prosecution Service announced that they will ask the Court’s approval not to prosecute ING’s former CEO.
Litigation by investors: In February and March 2024, ING and certain (former) board members were served with a writ of summons for litigation in The Netherlands on behalf of investors who claim to have suffered financial losses in connection with ING's disclosures on historic shortcomings in its financial economic crime policies, related risk management and control systems, the investigation by and settlement with the Dutch authorities in 2018 and related risks for ING. We do not agree with the allegations and will defend ourselves against these and the claimed damages of EUR 587 million. In February 2025, ING and the (former) board members have filed their statement of defense against the allegations. Separately, but relating to the same matters, in July 2024 another group of investors claiming to have suffered financial losses requested disclosure of certain ING documents and to question witnesses. ING has subsequently filed its response to the requests made with the court. We follow IFRS rules for taking legal provisions and would disclose material amounts in this regard if and when applicable - which currently is not the case.
Findings regarding AML processes: As previously disclosed, after its September 2018 settlement with Dutch authorities concerning anti-money laundering matters, and in the context of significantly increased attention on the prevention of financial economic crime, ING has experienced heightened scrutiny by authorities in various countries. The interactions with such regulatory and judicial authorities have included, and can be expected to continue to include, onsite visits, information requests, investigations and other enquiries. Such interactions, as well as ING’s internal assessments in connection with its global enhancement programme, have in some cases resulted in satisfactory outcomes, and also have resulted in, and may continue to result in, findings, or other conclusions which may require appropriate remedial actions by ING, or may have other consequences. ING intends to continue to work in close cooperation with authorities as it seeks to improve its management of non-financial risks in terms of policies, tooling, monitoring, governance, knowledge and behaviour.
In January 2022, a Luxembourg investigating judge informed ING Luxembourg that he intends to instruct the relevant prosecutor to prepare a criminal indictment regarding alleged shortcomings in the AML process at
ING Luxembourg. In November 2024, the Court decided to refer the case to the ‘Tribunal Correctionnel’ for alleged shortcomings in a limited number of individual client files. ING Luxembourg filed an appeal against this procedural decision. It is currently not possible to determine how this matter will be resolved or the timing of any such resolution, ING does not expect a financial outcome of this matter to have a material effect.
ING's subsidiary Payvision was the subject of a criminal investigation by Dutch authorities regarding money laundering and various requirements of the Dutch act on Anti-Money Laundering and Counter Terrorist Financing, focusing on the period from 1 January 2015 up to and including April 2020. Payvision cooperated with such investigation. In October 2021, the phasing out of Payvision was announced. The phasing out of activities and the transfer of customers to a new service provider were completed in 2022. At the request of Payvision, its license has been withdrawn. In April 2024, the Dutch authorities closed the investigation, without charges against Payvision, but with the issuance of a penalty order against two former directors of Payvision.
ING continues to take steps to enhance its management of compliance risks and embed stronger awareness across the whole organisation. These steps are part of the global 'know your customer' (KYC) programme and set of initiatives, which includes enhancing KYC files and working on various structural improvements in compliance policies, tooling, monitoring, governance, knowledge and behaviour.
Tax cases: Because of the geographic spread of its business, ING may be subject to tax audits, investigations and procedures in numerous jurisdictions at any point in time. Although ING believes that it has adequately provided for all its tax positions, the ultimate resolution of these audits, investigations and procedures is uncertain and may result in liabilities which are materially different from the amounts recognised.
Litigation regarding products of a former subsidiary in Mexico: Proceedings in which ING is involved include complaints and lawsuits concerning the performance of certain interest sensitive products that were sold by a former subsidiary of ING in Mexico.
Claims regarding accounts with predecessors of ING Bank Türkiye: ING Bank Türkiye has received numerous claims from (former) customers of legal predecessors of ING Bank Türkiye. The claims are based on offshore accounts held with these banks, which banks were seized by the Savings Deposit Insurance Fund (“SDIF”) prior to the acquisition of ING Bank Türkiye in 2007 from OYAK. Pursuant to the acquisition contract, ING Bank Türkiye can claim compensation from SDIF if a court orders ING Bank Türkiye to pay amounts to the offshore account holders. SDIF has made payments to ING Bank Türkiye pursuant to such compensation requests, but filed various lawsuits to receive those amounts back. In April 2022 the Turkish Supreme Court decided that the prescription period for the offshore account holders’ compensation claims starts on the transfer date of the account holders to the offshore accounts. As of January 2025, three lawsuits have been finalized in favour of ING Bank Türkiye with the Turkish Supreme Court’s verdict, which are likely to be precedent decisions for the other ongoing files.
In 2024 SDIF initiated enforcement procedures against ING Bank Türkiye, based on the decision in April 2022 by the Turkish Supreme Court referred to above. SDIF alleges that this decision means that ING Bank Türkiye has to return certain payments made by SDIF regarding the offshore depositors' receivables cases, as the statute of limitations had already expired.
At this moment it is not possible to assess the outcome of these procedures nor to provide an estimate of the (potential) financial effect of these claims.
Interest rate derivatives claims: In the past a uniform recovery framework for Dutch SME clients with interest rate derivatives was established by a committee of independent experts appointed by the Dutch Ministry of Finance. In the context of this recovery framework most claims have been settled, however ING is still involved in several legal proceedings in the Netherlands with respect to interest rate derivatives that were sold to clients in connection with floating interest rate loans in order to hedge the interest rate risk of the loans. These proceedings are based on several legal grounds, depending on the facts and circumstances of each specific case, inter alia alleged breach of duty of care, insufficient information provided to the clients on the product and its risks and other elements related to the interest rate derivatives that were sold to clients. In some cases, the court has ruled in favour of the claimants and awarded damages, annulled the interest rate derivative or ordered repayment of certain amounts to the claimants. In one case, the business client filed an appeal in cassation with the Dutch Supreme Court in January 2024. In December 2024, the Supreme Court rejected such appeal. As there are only two lawsuits still pending, we do not expect that these cases will have a significant impact in the future.
Interest surcharges claims: ING received complaints and was involved in litigation with certain individuals in the Netherlands regarding increases in interest surcharges with respect to several credit products, including but not limited to commercial property. ING has reviewed the relevant product portfolio. The provision previously taken has been reversed for certain of these complaints. All claims are dealt with individually. Thus far, the courts have ruled in favour of ING in each case, ruling that ING was allowed to increase the interest surcharge based upon the essential obligations in the contract. In a relevant case the Dutch Supreme Court ruled in favour of another Dutch bank, addressing the question whether or not a bank is allowed to increase interest surcharges unilaterally. The Dutch Supreme Court ruled affirmatively and referred the case to the Court of Appeal in The Hague. The Court of Appeal also ruled in favour of the Dutch bank in October 2022 and this ruling has been confirmed by the Dutch Supreme Court in its ruling of 22 December 2023. ING will continue to deal with all claims individually. In the last pending case against ING, the claimant filed an appeal in cassation with the Dutch Supreme Court in April 2024. The Supreme Court rejected the appeal in cassation in February 2025. There are no other lawsuits related to client surcharges on the Euribor rates of so-called Euroflex loans. We therefore do not expect that this issue will have a significant impact in the future.
Mortgage expenses claims: ING Spain has received claims and is involved in procedures with customers regarding reimbursement of expenses associated with the formalisation of mortgages. In most first instance court proceedings the expense clause of the relevant mortgage contract has been declared null and ING Spain has been ordered to reimburse all or part of the applicable expenses. Since 2018, the Spanish Supreme Court and the European Court of Justice ("CJEU") have issued rulings setting out which party should bear notary, registration, agency, and stamp duty costs. In January 2021, the Spanish Supreme Court ruled that valuation costs of mortgages, signed prior to 16 June 2019, the date the new mortgage law entered into force, should be borne by the bank. Media attention for the statute of limitations applicable to the right to claim reimbursement of costs resulted in an increased number of claims at the beginning of 2021. In June 2021, the Spanish Supreme Court published a press release stating its decision to ask the CJEU for a preliminary ruling regarding the criteria that should be applied to determine the date from which the action for claiming the reimbursement of mortgage expenses is considered to be expired. In January 2024, the CJEU ruled that the limitation period for the judicial claim for reimbursement of expenses cannot begin to run from a Supreme Court decision declaring the clause null and void, nor from the moment of the payment of the expenses. The CJEU indicated that it is up to national case-law to determine the criterion that should be applied for the calculation of the limitation period. In April 2024, the CJEU ruled that it was not against European Union laws that the period of prescription began to be calculated from the moment the clause was declared null. Following the CJEU approach, on 14 June 2024 the Spanish Supreme Court issued its final decision stating in short that the 5-year period to claim the reimbursement of costs can only begin from the date each individual clause is declared null by a judge. The Spanish Supreme Court also leaves a small door open for banks in case they can demonstrate that a specific individual indeed had knowledge of the unfairness of the clause before that moment. ING is reviewing the best way to address the latest developments.
ING Spain was also included, together with other Spanish banks, in three class actions filed by customer associations. In one of the class actions an agreement was reached with the association. In another class action the association withdrew from the proceedings. With respect to the third class action, ING filed an appeal asking the Spanish Court of Appeal to determine that the ruling of the court of first instance is only applicable to the consumers that were part of the case. The National Court has revoked the ruling and declared that the consumers will not be able to initiate an action for compensation based on the first instance ruling, as the claimant association intended. This last decision is not yet final, as it has been appealed in the Supreme Court. A provision has been established in the past and has been adjusted where appropriate.
Imtech claims: In January 2018, ING Bank received a claim from Stichting ImtechClaim.nl and Imtech Shareholders Action Group B.V. on behalf of certain (former) shareholders of Imtech. In March 2018, ING Bank received another claim on the same subject matter from the Dutch Association of Stockholders (Vereniging van Effectenbezitters, “VEB”). In 2022, these claimants reiterated and further substantiated their claim in a letter to ING. Each of the claimants allege inter alia that shareholders they represent were misled by the prospectus of the rights issues of Imtech in July 2013 and October 2014. Underwriters, including ING are held liable by these claimants for the damages that shareholders would have suffered. ING responded to these claimants denying any and all responsibility in relation to the allegations made in the relevant letters. In March 2024, Imtech trustees, VEB and other parties entered into a settlement agreement that contained a release for claims regarding this subject matter. This release, by way of third-party clause, applies to ING as well. The other claimants (one of which is now dissolved) are not party to this agreement and at this moment it is not possible to assess whether the remaining claims would lead to any court case and what the outcome of such court cases would be.
Claims regarding mortgage loans in Swiss franc in Poland: ING Poland is a defendant in several lawsuits with retail customers who took out mortgage loans indexed to the Swiss franc. Such customers have alleged that the mortgage loan contract contains abusive clauses. One element that the court is expected to consider in determining whether such contracts contain abusive clauses is whether the rules to determine the exchange rate used for the conversion of the loan from Polish zloty to Swiss franc are unambiguous and verifiable. In December 2020, the Polish Financial Supervision Authority (PFSA) proposed that lenders offer borrowers voluntary out-of-court settlements on foreign-currency mortgage disputes, with mortgages indexed to Swiss franc serving as a reference point. In February 2021, ING Poland announced its support for this initiative and in October 2021 began offering the settlements to the borrowers following the PFSA’s proposal. In October 2022, a hearing of the European Court of Justice ("CJEU") was held inter alia on the question whether, after cancellation of a contract regarding a Swiss franc loan by a court, banks may still charge interests for the amount borrowed under such loan prior to cancellation.
In June 2023, the CJEU issued a ruling. It ruled that under EU law when a loan agreement indexed to the Swiss franc is declared null and void, banks cannot claim any remuneration (i.e. interest) for the duration the principal amount was available to the customer. The customer, however, may assert claims against banks in addition to reimbursement of interest and instalments previously paid to the bank. In September and December 2023, the CJEU issued rulings providing further clarity on the limitation period and about the question of when a contract clause can be considered unfair. In April 2024, the Polish Supreme Court issued a ruling stating that if it is impossible to establish a binding foreign currency exchange rate for the parties in the indexed or denominated loan agreement, the agreement is also not binding in other respects. ING has recorded a portfolio provision. In October and November 2024, seven new preliminary questions were referred to the CJEU which focus on the claims of banks in a situation of annulment of a credit agreement.
Certain Consumer Credit Products: In October 2021, ING announced that it would offer compensation to its Dutch retail customers in connection with certain revolving consumer loans with variable interest rates that allegedly did not sufficiently follow market rates. This announcement was made in response to several rulings by the Dutch Institute for Financial Disputes (Kifid) regarding similar products at other banks. ING has recognized a provision of EUR 180 million in 2021 for compensation and costs in connection with this matter. On 22 December 2021, ING announced that it reached an agreement with the Dutch Consumers’ Association (Consumentenbond) on the compensation methodology for revolving credits. Based on a Kifid ruling regarding similar products, ING has amended its previously announced compensation scheme by also compensating interest on interest. In the third quarter of 2022, ING increased its provision for this matter by EUR 75 million. In the fourth quarter of 2022, ING and the Dutch Consumers’ Association reached an agreement on the compensation of customers who have had an overdraft facility or a revolving credit card with a variable interest rate. ING has started compensating such customers in line with Kifid rulings about revolving credits including ‘interest-on-interest’-effect in these cases. Timelines for compensation vary depending on customer and product segmentation and are dependent on the availability of data. In 2024 the compensation process was expedited. The compensation process is still ongoing.
Climate litigation: In January 2024, Friends of the Earth Netherlands (Milieudefensie) announced that it holds ING liable for alleged contribution to climate change and threatens to initiate legal proceedings against ING. In January 2025, Milieudefensie sent a new letter in which it reiterated its threat to initiate legal proceedings against ING, but revised its demands. If necessary, ING will defend its science-based climate approach in court.
Russian claims: Several ING entities have received claims from, and are involved in litigation with, certain Russia-linked entities. They claim the payment of principal or interest or other amounts that they have not received pursuant to sanctions. Claims are also made related to the settlement of contracts that have been terminated after sanctions were imposed. In at least one case, the claimant seized assets in Russia of ING entities. We do not agree with these claims, as they do not comply with the underlying contracts or applicable laws, including sanctions. We follow IFRS rules for taking legal provisions and would disclose material amounts in that regard if and when applicable which currently is not the case.